UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche Fixed Income Opportunities Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
24	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights

33	Notes to Financial Statements
52	Report of Independent Registered Public Accounting Firm
53	Information About Your Fund’s Expenses
55	Tax Information
56	Advisory Agreement Board Considerations and Fee Evaluation
61	Board Members and Officers
66	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Fixed Income Opportunities Fund

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Fixed Income Opportunities Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

The fund produced a total return of 3.97% for the 12 months ended October 31, 2017. The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.90% for the period, while the fund’s additional reference benchmark, the ICE 3-month LIBOR Index, returned 1.19% for the period.

Management Process

Portfolio management uses proprietary research together with the ideas and insights of Deutsche Asset Management’s global portfolio construction team to create a portfolio that is designed to achieve attractive risk-adjusted returns. Portfolio construction begins with the review of market investment themes that the portfolio management team believes offer low volatility and attractive return characteristics. The portfolio management team then evaluates a broad spectrum of fixed income instruments in order to efficiently implement its investment themes. As part of this evaluation of a fixed income instrument, characteristics such as income potential, drawdown risks, implementation costs, appropriateness with regard to existing and planned investments and volatility are considered. Once the appropriate fixed income instruments have been selected, the portfolio management team determines the appropriate portfolio weighting for each investment theme and the related fixed income instruments.

As the period opened, expectations were upended by the results of the November 2016 U.S. elections, which left the Republicans in control of the White House and both houses of Congress. Treasury yields rose sharply in anticipation that the new administration would move to implement business-friendly measures, such as lower taxes, reduced regulation and increased infrastructure spending. Bond prices overall weakened as interest rates rose, and credit-based areas of the market outperformed. These trends remained generally in force into March of 2017, when a softening in global energy prices led inflation expectations

4	Deutsche Fixed Income Opportunities Fund

and Treasury yields lower. March also saw the Republicans fail to agree on a plan to reform health care, raising uncertainty about the implementation of the Trump administration’s overall economic agenda.

Despite inflation readouts that were below its 2% target and a disappointing May jobs report, in June of 2017, the Fed implemented its third rate hike since December of 2016. The Fed would remain on hold through September 2017. However, at its September meeting, the Fed announced that it would begin to gradually reduce its holdings of mortgage-backed securities and Treasuries in October of 2017. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed and the market reaction to the announcement of the actual launch date was muted. While backing off the peaks reached in the immediate wake of the election, U.S. Treasury yields nonetheless finished the period notably higher, with the greatest increases experienced on the front end of the curve.

“While backing off the peaks reached in the immediate wake of the election, U.S. Treasury yields nonetheless finished the period notably higher.”

To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.86% to 1.60%, while the five-year rose from 1.31% to 2.01%, the 10-year from 1.84% to 2.38% and the 30-year from 2.58% to 2.88% (Source: U.S. Department of the Treasury). Credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — narrowed substantially for the 12-month period.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the principal contributor to the fund’s relative performance was our exposure to lower-quality sectors. In particular, the fund’s meaningful exposure to both below-investment grade, high-yield corporate bonds and emerging-market sovereign issues added to performance. Within emerging-markets, exposure to the high yield markets of Argentina and sub-Saharan Africa led performance. In addition, local currency holdings in Mexico and Indonesia rallied as post-U.S. election concerns over a stronger dollar eased. A lack of exposure to Brazil acted as a constraint on performance, as did an overweight to Turkey.

Deutsche Fixed Income Opportunities Fund	5

Returns were also positive for the fund’s allocation to investment-grade corporate credit. In addition, selection within the segment contributed positively to performance, most notably energy issues and bank holdings within financials.

The fund’s selection within securitized sectors, including residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), detracted modestly from performance relative to the benchmark. The fund’s allocation to U.S. Treasuries also detracted as rates rose over the period.

The fund’s positioning along the yield curve and underweight stance with respect to overall portfolio duration and corresponding interest rate sensitivity contributed positively to performance in the period.

The managers used interest rate derivatives as part of implementing the fund’s overall duration stance and positioning along the yield curve. Currency forwards were used for hedging when buying non-U.S.-dollar-denominated bonds, as well as for tactically shifting currency exposures. The use of derivatives did not have a material impact on performance.

Outlook and Positioning

As of October 31, 2017, the bulk of the portfolio was allocated as follows: 30% to emerging-markets bonds; 27% total to MBS, CMBS and ABS; 17% to high-yield corporate bonds; 14% to U.S. Treasuries; 8% to investment-grade corporate bonds; and 4% to cash.

In our view, credit sectors continue to be supported by slowly improving global growth. We currently see little dispersion in terms of opportunities among credit sectors, most of which feature strong fundamentals and tight spreads. Our positioning in credit remains highly diversified with a bias toward higher-yielding bonds. Overall, we continue to prefer higher-quality and shorter-duration securities within each risk-based asset class.

We will be closely monitoring risk factors for emerging markets, including any sustained reversal of the U.S. dollar’s weakening trend and any noteworthy uptick in U.S. rates. While the front end of the curve is expected to trend higher as the market anticipates Fed tightening, we view rates out on the curve as likely to remain largely range-bound over the near term. We will look to tactically shift duration around the margins as rates move higher or lower within their current range.

6	Deutsche Fixed Income Opportunities Fund

We continue to carefully monitor the Fund’s overall risk profile while seeking to make tactical adjustments in our exposures to various segments of the fixed-income market as relative valuation opportunities emerge.

Portfolio Management Team

Prior to August 1, 2017, the portfolio management team was as follows:

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

–	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Roger Douglas, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Bank in 1997. Initially working in the Global Markets division he lead the Pension and Insurance Risk Markets team in Europe, providing solutions for pension funds and insurance companies, executing several landmark transactions involving the transfer of longevity and other actuarial risks.

–	Prior to that, he was a senior rates and fixed income trader and played a leadership role in the development of Deutsche Bank’s Fixed Income ETF platform.

–	Master’s degree in Engineering (MEng), Cambridge University.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Fixed Income Portfolio Manager: New York.

–	Joined Deutsche Asset Management in 2012 with six years of industry experience at J.P. Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.

–	BA, Columbia University, Columbia College.

–	MBA, Cornell University, S.C. Johnson Graduate School of Management.

Effective August 1, 2017, the portfolio management team is as follows:

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

–	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Roger Douglas, Managing Director

Portfolio Manager of the fund until December 8, 2017. Began managing the fund in 2016.

–	Joined Deutsche Bank in 1997. Initially working in the Global Markets division he lead the Pension and Insurance Risk Markets team in Europe, providing solutions for pension

Deutsche Fixed Income Opportunities Fund	7

funds and insurance companies, executing several landmark transactions involving the transfer of longevity and other actuarial risks.

–	Prior to that, he was a senior rates and fixed income trader and played a leadership role in the development of Deutsche Bank’s Fixed Income ETF platform.

–	Master’s degree in Engineering (MEng), Cambridge University.

Kevin Bliss, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Joined Deutsche Asset Management in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

–	Fixed Income Portfolio Manager: New York.

–	BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Joined Deutsche Asset Management in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

–	Portfolio Manager / Structured Finance Sector Head: New York

–	BS in Computer Science, Rutgers College.

Onur Uncu, PhD, Director

Portfolio Manager of the fund beginning December 8, 2017.

—	Joined Deutsche Asset Management in 2013 with six years of industry experience. Prior to joining, he worked as a trader on the Credit Solutions team at Deutsche Bank and as a trader in the investment banking division at Credit Suisse.

—	Portfolio Manager for Fixed Income with Focus on Risk Analysis and Quantitative Implementation: London.

—	MS, PhD in Management Science and Engineering, Stanford University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The ICE (Intercontinental Exchange Inc.) 3-month LIBOR Index is an index representing the 3 month US Dollar LIBOR interest rate as the average interest rate at which a selection of banks in London are prepared to lend to one another in US dollars with a maturity of 3 months.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

8	Deutsche Fixed Income Opportunities Fund

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the funs holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Residential mortgage-backed securities (MBS) are secured by home loans.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt including credit cards, home equity loans and auto loans.

Currency forward contracts are agreements between two parties to exchange two designated currencies at a specific time in the future.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management, for non-hedging purposes to seek to enhance potential gain; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Diversification neither assures a profit nor protects against loss.

Deutsche Fixed Income Opportunities Fund	9

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	3.97%	1.45%	1.65%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.11%	0.89%	1.37%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.90%	2.04%	4.19%
ICE 3-month LIBOR Index††	1.19%	0.53%	0.80%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	3.30%	0.70%	0.90%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.30%	0.70%	0.90%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.90%	2.04%	4.19%
ICE 3-month LIBOR Index††	1.19%	0.53%	0.80%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges		4.34%	2.58%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.90%	1.65%
ICE 3-month LIBOR Index††		1.19%	0.65%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	4.34%	1.64%	1.89%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.90%	2.04%	4.19%
ICE 3-month LIBOR Index††	1.19%	0.53%	0.80%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	4.23%	1.70%	1.91%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.90%	2.04%	4.19%
ICE 3-month LIBOR Index††	1.19%	0.53%	0.80%

On August 1, 2016, the fund’s investment process was changed and the fund was renamed from Deutsche Ultra-Short Duration Fund. Additionally, the fund also previously changed its investment strategies on April 15, 2011. The fund’s past performance may have been different if the fund was managed using the current investment strategies and process.

10	Deutsche Fixed Income Opportunities Fund

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.02%, 1.78%, 0.87%, 0.86% and 0.75% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

Deutsche Fixed Income Opportunities Fund	11

*	Class R6 shares commenced operations on February 2, 2015.

†	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††	ICE (Intercontinental Exchange Inc.) 3-month LIBOR Index is an index representing the 3 month US Dollar LIBOR interest rate as the average interest rate at which a selection of banks in London are prepared to lend to one another in US dollars with a maturity of 3 months.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/17	$8.66	$8.66	$8.67	$8.67	$8.67
10/31/16	$8.50	$8.50	$8.50	$8.51	$8.51
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$.14	$.08	$.15	$.15	$.15
Capital Gain Distributions, Twelve Months	$.01	$.01	$.01	$.01	$.01
Return of Capital	$.03	$.02	$.04	$.04	$.04
October Income Dividend	$.0189	$.0131	$.0183	$.0186	$.0188
SEC 30-day Yield‡‡	2.96%	2.27%	3.13%	3.16%	3.23%
Current Annualized Distribution Rate‡‡	2.62%	1.82%	2.53%	2.57%	2.60%

‡‡	The SEC yield is net investment income per share earned over the month ended October 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.95% for Class R6 had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.36% for Class R6 had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	Deutsche Fixed Income Opportunities Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16
Corporate Bonds	30%	42%
Government & Agency Obligations	29%	19%
Asset-Backed	13%	11%
Collateralized Mortgage Obligations	10%	10%
Exchange-Traded Funds	10%	—
Cash Equivalents	4%	12%
Commercial Mortgage-Backed Securities	2%	5%
Mortgage-Backed Securities Pass-Throughs	2%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	10/31/17	10/31/16
AAA	29%	25%
AA	5%	5%
A	9%	7%
BBB	26%	37%
BB	16%	7%
B	11%	12%
Below B	1%	2%
Not Rated	3%	5%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/17	10/31/16
Effective Maturity	4.9 years	4.1 years
Effective Duration	1.4 years	1.4 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 66 for contact information.

Deutsche Fixed Income Opportunities Fund	13

Investment Portfolio	as of October 31, 2017

	Principal Amount ($) (a)	Value ($)
Corporate Bonds 29.9%
Consumer Discretionary 5.2%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026	450,000	462,937
Altice Financing SA, 144A, 7.5%, 5/15/2026	1,000,000	1,096,250
American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (b)	450,000	461,250
CCO Holdings LLC, 144A, 5.875%, 5/1/2027	1,000,000	1,047,200
Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	700,000	699,125
CSC Holdings LLC:
144A, 5.5%, 4/15/2027	1,000,000	1,030,000
144A, 10.125%, 1/15/2023	800,000	916,000
CVS Pass-Through Trust, 6.036%, 12/10/2028	1,327,502	1,495,207
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	800,000	830,160

		8,038,129

Energy 6.3%
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025	315,000	311,063
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	800,000	832,000
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022	3,000,000	3,034,410
144A, 4.75%, 4/19/2027	1,700,000	1,736,550
Noble Holding International Ltd., 5.75%, 3/16/2018 (b)	670,000	675,025
Plains All American Pipeline LP, 4.5%, 12/15/2026	1,115,000	1,139,006
State Oil Co. of the Azerbaijan Republic, REG S, 4.75%, 3/13/2023	1,000,000	1,004,000
Weatherford International Ltd., 8.25%, 6/15/2023 (b)	450,000	452,250
WPX Energy, Inc., 6.0%, 1/15/2022	500,000	520,625

		9,704,929

Financials 9.4%
Akbank Turk AS, 144A, 5.0%, 10/24/2022	1,250,000	1,249,670
Barclays PLC, 4.836%, 5/9/2028	1,000,000	1,043,166
BNP Paribas SA, 144A, 6.75%, 3/14/2022	1,000,000	1,093,750
BPCE SA, 144A, 4.875%, 4/1/2026	1,000,000	1,073,208
Credit Suisse AG, 144A, 6.5%, 8/8/2023	1,000,000	1,132,500
HSBC Holdings PLC, 6.0%, 5/22/2027	1,000,000	1,062,500
Santander UK Group Holdings PLC, 3.571%, 1/10/2023	1,500,000	1,531,585

The accompanying notes are an integral part of the financial statements.

14	Deutsche Fixed Income Opportunities Fund

	Principal Amount ($) (a)	Value ($)
TC Ziraat Bankasi AS:
144A, 5.125%, 5/3/2022	1,000,000	995,510
144A, 5.125%, 9/29/2023	1,000,000	980,926
The Goldman Sachs Group, Inc., 3-month USD-LIBOR + 1.750%, 3.128%**, 10/28/2027	2,000,000	2,109,220
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022	1,000,000	1,012,492
Westpac Banking Corp., 5.0%, 9/21/2027	1,300,000	1,306,602

		14,591,129

Health Care 0.5%
HCA, Inc., 4.5%, 2/15/2027	800,000	807,000

Industrials 2.4%
Lima Airport Partners Srl, Series 2007-1, 144A, 6.88%, 6/15/2022	2,238,878	2,418,555
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	450,000	468,000
United Rentals North America, Inc., 5.875%, 9/15/2026	800,000	872,000

		3,758,555
Information Technology 0.9%
Dell International LLC, 144A, 4.42%, 6/15/2021	1,320,000	1,387,988

Materials 2.1%
AK Steel Corp., 7.0%, 3/15/2027 (b)	500,000	503,750
Evraz Group SA, 144A, 5.375%, 3/20/2023	900,000	929,520
Freeport-McMoRan, Inc., 3.875%, 3/15/2023 (b)	800,000	787,000
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	1,000,000	1,078,500

		3,298,770

Telecommunication Services 1.7%
AT&T, Inc., 3.4%, 5/15/2025	1,000,000	987,365
Frontier Communications Corp., 6.25%, 9/15/2021	1,000,000	820,000
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020	800,000	769,760

		2,577,125

Utilities 1.4%
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023	500,000	511,250
Perusahaan Listrik Negara PT, 144A, 5.5%, 11/22/2021	1,500,000	1,639,875

		2,151,125
Total Corporate Bonds (Cost $46,152,664)		46,314,750

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	15

	Principal Amount ($) (a)	Value ($)
Mortgage-Backed Securities Pass-Throughs 1.6%
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	1,324,488	1,360,980
12-month USD-LIBOR + 1.770%, 3.52%**, 9/1/2038	60,842	63,869
4.5%, with various maturities from 4/1/2023 until 9/1/2039	926,660	994,294
Government National Mortgage Association:
6.5%, with various maturities from 10/20/2038 until 2/20/2039	8,926	9,500
7.0%, 6/20/2038	6,244	7,317

Total Mortgage-Backed Securities Pass-Throughs (Cost $2,472,419)		2,435,960

Asset-Backed 12.8%
Automobile Receivables 3.0%
AmeriCredit Automobile Receivables Trust, “C”, Series 2017-3, 2.69%, 6/19/2023	1,000,000	1,001,176
Avis Budget Rental Car Funding AESOP LLC:
“B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,505,908
“C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,000,000	1,984,798
Skopos Auto Receivables Trust:
“A”, Series 2015-1A, 144A, 3.1%, 12/15/2023	110,065	110,076
“A”, Series 2015-2A, 144A, 3.55%, 2/15/2020	32,275	32,275

		4,634,233

Home Equity Loans 0.2%
Home Loan Trust, “A7”, Series 2001-HI4, 7.24%, 10/25/2026	29,841	29,620
Renaissance Home Equity Loan Trust:
“AF1”, Series 2006-4, 5.545%, 1/25/2037	58,063	34,612
“AF1”, Series 2007-2, 5.893%, 6/25/2037	342,043	171,664
Southern Pacific Secured Assets Corp., “A8”, Series 1998-2, 6.37%, 7/25/2029	2,805	2,902

		238,798

Miscellaneous 9.6%
DB Master Finance LLC, “A2II”, Series 2017-1A, 144A, 4.03%, 11/20/2047	2,000,000	2,014,300
Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	560,000	558,827
Domino’s Pizza Master Issuer LLC:
“A2I”, Series 2015-1A, 144A, 3.484%, 10/25/2045	1,970,000	1,987,631
“A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	798,000	820,105

The accompanying notes are an integral part of the financial statements.

16	Deutsche Fixed Income Opportunities Fund

	Principal Amount ($) (a)	Value ($)
Dryden Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 3.054%**, 7/18/2030	570,000	572,396
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	510,436	503,571
North End CLO Ltd., “A”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.150%, 2.503%**, 7/17/2025	3,834,277	3,839,085
Octagon Investment Partners XVI Ltd., “B1”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 2.953%**, 7/17/2025	3,500,000	3,508,095
Park Place Securities, Inc., “M2”, Series 2004-WHQ2, 1-month USD-LIBOR + 0.945%, 2.183%**, 2/25/2035	39,918	39,965
Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 2.716%**, 7/20/2030	1,000,000	997,687

		14,841,662
Total Asset-Backed (Cost $19,713,854)		19,714,693

Commercial Mortgage-Backed Securities 2.3%
Banc of America Commercial Mortgage Trust, “AM”, Series 2006-3, 5.917%**, 7/10/2044	491,546	346,117
BX Trust, “A”, Series 2017-IMC, 144A, 2.3%**, 10/15/2032	1,150,000	1,152,539
Credit Suisse First Boston Mortgage Securities Corp., “F”, Series 2005-C1, 144A, 4.821%, 2/15/2038	257,145	256,462
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, Series 2006-LDP6, 5.671%**, 4/15/2043	844,185	843,065
LB Commercial Mortgage Trust, “J”, Series 1998-C4, 144A, 5.6%, 10/15/2035	968,584	980,365

Total Commercial Mortgage-Backed Securities (Cost $3,795,273)		3,578,548

Collateralized Mortgage Obligations 10.4%
Banc of America Funding Corp., “1A1”, Series 2008-R2, 144A, 6.0%, 9/25/2037	59,723	61,471
Countrywide Alternative Loan Trust, “A4”, Series 2002-11, 6.25%, 10/25/2032	791	803
Countrywide Home Loan Mortgage Pass Through Trust, “5A1”, Series 2005-HY10, 3.244%**, 2/20/2036	123,005	106,375
Fannie Mae Connecticut Avenue Securities, “1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.388%**, 9/25/2028	984,157	994,964
Federal Home Loan Mortgage Corp.:
“AI”, Series 3953, Interest Only, 3.0%, 2/15/2025	214,700	1,781
“GI”, Series 3874, Interest Only, 3.5%, 12/15/2024	362,882	1,552
“CI”, Series 3880, Interest Only, 3.5%, 1/15/2025	183,585	2,865

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	17

	Principal Amount ($) (a)		Value ($)
“PI”, Series 4485, Interest Only, 3.5%, 6/15/2045		6,025,543	989,415
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041		1,491,858	221,458
“LG”, Series 4281, 4.0%, 1/15/2043		2,586,721	2,686,557
“H”, Series 4865, 4.0%, 8/15/2044		1,620,033	1,705,504
“MI”, Series 3826, Interest Only, 4.5%, 7/15/2018		89,503	1,141
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042		4,113,642	832,981
“XS”, Series 2470, Interest Only, 1-month USD-LIBOR + 7.000%, 5.761%** , 2/15/2031		637,833	77,571
“LA”, Series 1343, 8.0%, 8/15/2022		28,917	31,612
“PK”, Series 1751, 8.0%, 9/15/2024		124,111	138,924
Federal National Mortgage Association:
“DI”, Series 2012-153, Interest Only, 3.5%, 1/25/2028		3,170,272	324,443
“KI”, Series 2014-30, Interest Only, 3.5%, 5/25/2033		2,297,023	260,352
“21”, Series 343, Interest Only, 4.0%, 9/25/2018		33,627	380
“BI”, Series 2011-42, Interest Only, 4.0%, 8/25/2025		20,414	243
“DE”, Series 2014-18, 4.0%, 8/25/2042		2,659,689	2,751,494
“9”, Series 406, Interest Only, 4.5%, 2/25/2041		1,336,682	291,044
“IX”, Series 2012-72, Interest Only, 4.5%, 7/25/2042		837,005	168,238
“IM”, Series 2014-72, Interest Only, 4.5%, 3/25/2044		1,840,654	314,409
“27”, Series 351, Interest Only, 5.0%, 4/25/2019		49,847	1,105
“2”, Series 350, Interest Only, 5.5%, 3/25/2034		152,265	34,133
Freddie Mac Structured Agency Credit Risk Debt Notes, “M1”, Series 2013-DN1, 1-month USD-LIBOR + 3.400%, 4.638%**, 7/25/2023		418,042	422,072
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,882,291	258,947
“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045		3,220,267	640,307
“IM”, Series 2010-23, Interest Only, 4.5%, 2/20/2038		31,174	332
“YI”, Series 2009-118, Interest Only, 4.5%, 5/20/2038		94,806	4,122
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039		1,590,172	281,372
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044		1,101,510	207,525
“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039		426,955	110,019
MLCC Mortgage Investors, Inc., “1A”, Series 2004-1, 3.151%**, 12/25/2034		25,430	25,251
Residential Asset Mortgage Products, Inc., “A4”, Series 2004-SL4, 7.0%, 7/25/2032		143,833	144,268
RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 2.83%**, 1/15/2049	AUD	2,500,000	1,914,748
Washington Mutual Mortgage Pass-Through Certificates Trust, “2A3”, Series 2003-S6, 4.75%, 7/25/2018		9,069	9,084
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, “3A1”, Series 2003-MS2, 5.0%, 3/25/2018		5,079	5,075

Total Collateralized Mortgage Obligations (Cost $14,606,595)			16,023,937

The accompanying notes are an integral part of the financial statements.

18	Deutsche Fixed Income Opportunities Fund

	Principal Amount ($) (a)		Value ($)
Government & Agency Obligations 21.4%
Other Government Related (c) 1.7%
Sberbank of Russia, 144A, 5.125%, 10/29/2022		1,000,000	1,044,000
Vnesheconombank, 144A, 6.025%, 7/5/2022		1,500,000	1,627,662

			2,671,662

Sovereign Bonds 11.7%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		1,000,000	1,006,880
Ivory Coast Government International Bond, 144A, 5.375%, 7/23/2024		800,000	807,600
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		1,000,000	1,010,260
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023		1,000,000	1,057,740
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	22,801,467	1,126,506
Republic of Angola, 144A, 9.5%, 11/12/2025		2,000,000	2,180,000
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		3,000,000	2,155,500
Republic of Armenia, 144A, 6.0%, 9/30/2020		900,000	947,430
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		750,000	771,442
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b)		500,000	564,400
Republic of Namibia, 144A, 5.25%, 10/29/2025		2,250,000	2,285,550
Republic of Portugal, 144A, 5.125%, 10/15/2024		700,000	741,048
Republic of Senegal, 144A, 6.25%, 7/30/2024		900,000	966,870
Republic of Zambia, 144A, 5.375%, 9/20/2022		800,000	764,160
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	35,319,400	1,672,959

			18,058,345

U.S. Treasury Obligations 8.0%
U.S. Treasury Notes:
0.75%, 3/31/2018		190,000	189,599
0.75%, 9/30/2018		900,000	894,129
2.25%, 8/15/2027		3,000,000	2,966,953
2.375%, 5/15/2027		8,300,000	8,303,891

			12,354,572
Total Government & Agency Obligations (Cost $32,644,851)			33,084,579

Loan Participations and Assignments 0.0%
Senior Loans
Fairway Group Acquisition Co.:
Term Loan, 10.0% PIK, 1/3/2020 (d)*		60,154	0
Term Loan, 11.0% PIK, 10/3/2021 (d)*		52,646	0

Total Loan Participations and Assignments (Cost $112,452)			0

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	19

	Shares	Value ($)
Common Stocks 0.0%
Consumer Staples 0.0%
Fairway Group Acquisition Co. (d)*	980	0

Information Technology 0.0%
Answers Corp.*	1,110	17,945
Total Common Stocks (Cost $140,661)		17,945

Warrant 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022 (d)* (Cost $356,760)	3,083	0

Exchange-Traded Funds 9.4%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	71,000	6,281,370
SPDR Bloomberg Barclays High Yield Bond ETF	168,500	6,274,940
VanEck Vectors JPMorgan EM Local Currency Bond ETF	110,000	2,043,800

Total Exchange-Traded Funds (Cost $14,655,895)		14,600,110

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 7.9%
U.S. Treasury Bills:
1.18%***, 8/16/2018 (e)	972,000	961,483
1.381%***, 10/11/2018	11,460,000	11,306,143

Total Short-Term U.S. Treasury Obligations (Cost $12,271,650)		12,267,626

	Shares	Value ($)
Securities Lending Collateral 6.3%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.97% (f) (g) (Cost $9,748,265)	9,748,265	9,748,265

Cash Equivalents 4.0%
Deutsche Central Cash Management Government Fund, 1.08% (f) (Cost $6,232,366)	6,232,366	6,232,366

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $162,903,705)	106.0	164,018,779
Other Assets and Liabilities, Net	(6.0)	(9,265,298)

Net Assets	100.0	154,753,481

The accompanying notes are an integral part of the financial statements.

20	Deutsche Fixed Income Opportunities Fund

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $9,518,206, which is 6.2% of net assets.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.

(d)	Investment was valued using significant unobservable inputs.

(e)	At October 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

EM: Emerging Markets

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2017	33	4,181,645	4,122,937	58,708
2 Year U.S. Treasury Note	USD	12/29/2017	97	20,976,074	20,889,859	86,215

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	21

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year U.S. Treasury Note	USD	12/29/2017	110	13,019,569	12,890,625	128,944
Federal Republic of Germany Euro-Bund	EUR	12/7/2017	25	4,726,921	4,739,481	(12,560)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2017	73	9,925,061	9,776,297	148,764
Total net unrealized appreciation						410,071

As of October 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	2,500,000	USD	1,992,303	11/3/2017	78,946	State Street Bank & Trust Co.
EUR	2,529,000	USD	2,966,052	1/10/2018	7,639	Credit Agricole
MXN	33,008,000	USD	1,712,503	1/24/2018	16,537	HSBC Holdings PLC
Total unrealized appreciation					103,122

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	2,925,455	EUR	2,500,000	1/10/2018	(967)	State Street Bank & Trust Co.

Currency Abbreviations
AUD Australian Dollar	MXN	Mexican Peso
EUR Euro	USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22	Deutsche Fixed Income Opportunities Fund

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$46,314,750	$—	$46,314,750
Mortgage-Backed Securities Pass-Throughs	—	2,435,960	—	2,435,960
Asset-Backed	—	19,714,693	—	19,714,693
Commercial Mortgage-Backed Securities	—	3,578,548	—	3,578,548
Collateralized Mortgage Obligations	—	16,023,937	—	16,023,937
Government & Agency Obligations	—	33,084,579	—	33,084,579
Loan Participations and Assignments	—	—	0	0
Common Stocks	—	17,945	0	17,945
Warrant	—	—	0	0
Exchange-Traded Funds	14,600,110	—	—	14,600,110
Short-Term U.S. Treasury Obligations	—	12,267,626	—	12,267,626
Short-Term Investments (h)	15,980,631	—	—	15,980,631
Derivatives (i)
Futures Contracts	422,631	—	—	422,631
Forward Foreign Currency Contracts	—	103,122	—	103,122
Total	$31,003,372	$133,541,160	$0	$164,544,532

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Futures Contracts	$(12,560)	$—	$—	$(12,560)
Forward Foreign Currency Contracts	—	(967)	—	(967)
Total	$(12,560)	$(967)	$—	$(13,527)

There have been no transfers between fair value measurement levels during the year ended October 31, 2017.

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	23

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $146,923,074) — including $9,518,206 of securities loaned	$148,038,148
Investment in Deutsche Government & Agency Securities Portfolio (cost $9,748,265)*	9,748,265
Investment in Deutsche Central Cash Management Government Fund (cost $6,232,366)	6,232,366
Cash	2,833,564
Foreign currency, at value (cost $145,798)	144,045
Receivable for investments sold	187,354
Receivable for Fund shares sold	32,599
Dividends receivable	66,419
Interest receivable	1,030,100
Receivable for variation margin on futures contracts	10,522
Unrealized appreciation on forward foreign currency contracts	103,122
Foreign taxes recoverable	399
Other assets	20,134
Total assets	168,447,037

Liabilities
Payable upon return of securities loaned	9,748,265
Payable for investments purchased	2,809,369
Payable for Fund shares redeemed	734,450
Unrealized depreciation on forward foreign currency contracts	967
Distributions payable	68,432
Accrued management fee	53,595
Accrued Trustees’ fees	2,450
Other accrued expenses and payables	276,028
Total liabilities	13,693,556
Net assets, at value	$154,753,481

The accompanying notes are an integral part of the financial statements.

24	Deutsche Fixed Income Opportunities Fund

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Assets Consist of
Distributions in excess of net investment income	(170,587)
Net unrealized appreciation (depreciation) on:
Investments	1,115,074
Futures	410,071
Foreign currency	(2,930)
Forward foreign currency contracts	102,155
Accumulated net realized gain (loss)	(41,629,074)
Paid-in capital	194,928,772
Net assets, at value	$154,753,481

Net Asset Value
Class A
Net Asset Value and redemption price per share ($54,984,860 ÷ 6,347,934 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.66
Maximum offering price per share (100 ÷ 97.25 of $8.66)	$8.90
Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($21,660,878 ÷ 2,500,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.66
Class R6
Net Asset Value offering and redemption price per share ($10,714 ÷ 1,236 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.67
Class S
Net Asset Value offering and redemption price per share ($51,015,779 ÷ 5,883,735 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.67
Institutional Class
Net Asset Value offering and redemption price per share ($27,081,250 ÷ 3,123,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.67

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	25

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Interest	$4,978,364
Dividends	484,966
Income distributions — Deutsche Central Cash Management Government Fund	54,654
Securities lending income, net of borrower rebates	76,341
Total income	5,594,325
Expenses:
Management fee	726,071
Administration fee	181,518
Services to shareholders	212,055
Distribution and service fees	418,375
Custodian fee	21,680
Professional fees	126,965
Reports to shareholders	55,335
Registration fees	82,965
Trustees’ fees and expenses	9,901
Other	22,138
Total expenses before expense reductions	1,857,003
Expense reductions	(41,830)
Total expenses after expense reductions	1,815,173
Net investment income	3,779,152

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	724,746
Swap contracts	(520,584)
Futures	(409,390)
Written options	146,032
Forward foreign currency contracts	(1,933,160)
Foreign currency	201,703
(1,790,653)
Change in net unrealized appreciation (depreciation) on:
Investments	2,625,526
Swap contracts	1,242,296
Futures	897,616
Written options	(21,016)
Forward foreign currency contracts	464,411
Foreign currency	(18,524)
5,190,309
Net gain (loss)	3,399,656
Net increase (decrease) in net assets resulting from operations	$7,178,808

The accompanying notes are an integral part of the financial statements.

26	Deutsche Fixed Income Opportunities Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$3,779,152	$6,417,454
Net realized gain (loss)	(1,790,653)	(7,690,991)
Change in net unrealized appreciation (depreciation)	5,190,309	4,044,894
Net increase (decrease) in net assets resulting from operations	7,178,808	2,771,357
Distributions to shareholders from:
Net investment income:
Class A	(985,917)	(2,227,667)
Class B	—	(337)*
Class C	(233,000)	(441,608)
Class R6	(183)	(211)
Class S	(983,166)	(1,748,266)
Institutional Class	(587,388)	(1,056,453)
Net realized gains:
Class A	(81,878)	(1,030,523)
Class B	—	(1,708)*
Class C	(30,842)	(317,047)
Class R6	(11)	(67)
Class S	(58,527)	(845,807)
Institutional Class	(38,748)	(408,355)
Return of capital:
Class A	(242,758)	—
Class C	(57,370)	—
Class R6	(45)	—
Class S	(242,081)	—
Institutional Class	(144,630)	—
Total distributions	(3,686,544)	(8,078,049)
Fund share transactions:
Proceeds from shares sold	28,284,586	39,831,682
Reinvestment of distributions	3,262,234	7,271,869
Payments for shares redeemed	(94,783,553)	(261,859,861)
Net increase (decrease) in net assets from Fund share transactions	(63,236,733)	(214,756,310)
Increase (decrease) in net assets	(59,744,469)	(220,063,002)
Net assets at beginning of year	214,497,950	434,560,952
Net assets at end of year (including distributions in excess of net investment income and undistributed net investment income of $170,587 and $799,051, respectively)	$154,753,481	$214,497,950

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Deutsche Fixed Income Opportunities Fund	27

Financial Highlights

	Years ended October 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.50	$8.55	$8.96	$9.02	$9.05
Income (loss) from investment operations:
Net investment income[a]	.18	.19	.20	.20	.23
Net realized and unrealized gain (loss)	.16	(.02)	(.42)	(.06)	(.03)
Total from investment operations	.34	.17	(.22)	.14	.20
Less distributions from:
Net investment income	(.14)	(.16)	(.19)	(.20)	(.23)
Net realized gains	(.01)	(.06)	—	—	—
Return of capital	(.03)	—	—	—	—
Total distributions	(.18)	(.22)	(.19)	(.20)	(.23)
Net asset value, end of period	$8.66	$8.50	$8.55	$8.96	$9.02
Total Return (%)[b]	3.97 [c]	2.02	(2.33)	1.48	2.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	86	163	273	223
Ratio of expenses before expense reductions (%)	1.02	1.01	.94	.92	.95
Ratio of expenses after expense reductions (%)	1.02	1.01	.94	.92	.95
Ratio of net investment income (%)	2.05	2.22	2.32	2.28	2.47
Portfolio turnover rate (%)	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

28	Deutsche Fixed Income Opportunities Fund

	Years ended October 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.50	$8.55	$8.96	$9.02	$9.05
Income (loss) from investment operations:
Net investment income[a]	.11	.12	.14	.14	.16
Net realized and unrealized gain (loss)	.16	(.01)	(.42)	(.06)	(.03)
Total from investment operations	.27	.11	(.28)	.08	.13
Less distributions from:
Net investment income	(.08)	(.10)	(.13)	(.14)	(.16)
Net realized gains	(.01)	(.06)	—	—	—
Return of capital	(.02)	—	—	—	—
Total distributions	(.11)	(.16)	(.13)	(.14)	(.16)
Net asset value, end of period	$8.66	$8.50	$8.55	$8.96	$9.02
Total Return (%)[b]	3.30 [c]	1.14	(3.06)	.72	1.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	31	49	75	59
Ratio of expenses before expense reductions (%)	1.78	1.77	1.70	1.67	1.72
Ratio of expenses after expense reductions (%)	1.77	1.77	1.70	1.67	1.72
Ratio of net investment income (%)	1.30	1.46	1.56	1.54	1.71
Portfolio turnover rate (%)	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

Deutsche Fixed Income Opportunities Fund	29

	Years ended October 31,		Period Ended
Class R6	2017	2016	10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$8.50	$8.55	$8.65
Income (loss) from investment operations:
Net investment income[b]	.20	.20	.15
Net realized and unrealized gain (loss)	.17	(.01)	(.10)
Total from investment operations	.37	.19	.05
Less distributions from:
Net investment income	(.15)	(.18)	(.15)
Net realized gains	(.01)	(.06)	—
Return of capital	(.04)	—	—
Total distributions	(.20)	(.24)	(.15)
Net asset value, end of period	$8.67	$8.50	$8.55
Total Return (%)	4.34 [c]	2.21 [c]	.55	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	10	10
Ratio of expenses before expense reductions (%)	.89	.86	.75	*
Ratio of expenses after expense reductions (%)	.75	.84	.75	*
Ratio of net investment income (%)	2.34	2.35	2.25	*
Portfolio turnover rate (%)	116	61	46	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to October 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2015.

*	Annualized

**	Not annualized

30	Deutsche Fixed Income Opportunities Fund

	Years ended October 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.51	$8.55	$8.96	$9.03	$9.06
Income (loss) from investment operations:
Net investment income[a]	.20	.20	.22	.22	.25
Net realized and unrealized gain (loss)	.16	.00 *	(.42)	(.07)	(.03)
Total from investment operations	.36	.20	(.20)	.15	.22
Less distributions from:
Net investment income	(.15)	(.18)	(.21)	(.22)	(.25)
Net realized gains	(.01)	(.06)	—	—	—
Return of capital	(.04)	—	—	—	—
Total distributions	(.20)	(.24)	(.21)	(.22)	(.25)
Net asset value, end of period	$8.67	$8.51	$8.55	$8.96	$9.03
Total Return (%)	4.34 [b]	2.18 [b]	(2.27)	1.66	2.41 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	59	160	339	199
Ratio of expenses before expense reductions (%)	.84	.85	.77	.75	.79
Ratio of expenses after expense reductions (%)	.78	.84	.77	.75	.77
Ratio of net investment income (%)	2.32	2.41	2.53	2.47	2.63
Portfolio turnover rate (%)	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche Fixed Income Opportunities Fund	31

	Years ended October 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$8.51	$8.56	$8.97	$9.03	$9.06
Income (loss) from investment operations:
Net investment income[a]	.20	.21	.23	.23	.25
Net realized and unrealized gain (loss)	.16	(.01)	(.42)	(.06)	(.03)
Total from investment operations	.36	.20	(.19)	.17	.22
Less distributions from:
Net investment income	(.15)	(.19)	(.22)	(.23)	(.25)
Net realized gains	(.01)	(.06)	—	—	—
Return of capital	(.04)	—	—	—	—
Total distributions	(.20)	(.25)	(.22)	(.23)	(.25)
Net asset value, end of period	$8.67	$8.51	$8.56	$8.97	$9.03
Total Return (%)	4.23	2.31	(2.08)	1.73	2.43

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	39	62	123	56
Ratio of expenses (%)	.76	.74	.69	.68	.73
Ratio of net investment income (%)	2.32	2.49	2.61	2.55	2.70
Portfolio turnover rate (%)	116	61	46	57	39

[a]	Based on average shares outstanding during the period.

32	Deutsche Fixed Income Opportunities Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Fixed Income Opportunities Fund (the “Fund”) is a diversified series of Deutsche Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”)which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Deutsche Fixed Income Opportunities Fund	33

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

34	Deutsche Fixed Income Opportunities Fund

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on

Deutsche Fixed Income Opportunities Fund	35

investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had securities on loan, which were classified as corporate bonds, government & agency obligations and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

36	Deutsche Fixed Income Opportunities Fund

Remaining Contractual Maturity of the Agreements as of October 31, 2017

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Securities Lending Transactions
Corporate Bonds	$2,769,540	$—	$—	$—	$2,769,540
Exchange-Traded Funds	6,398,725	—	—	—	6,398,725
Government & Agency Obligations	580,000	—	—	—	580,000
Total	$9,748,265	$—	$—	$—	$9,748,265
Gross amount of recognized liabilities for securities lending transactions					$9,748,265

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Deutsche Fixed Income Opportunities Fund	37

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $41,220,000, including $2,535,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), whichever occurs first; and approximately $38,685,000 of post-enactment losses, which may be applied against realized taxable capital gains indefinitely, including short-term losses ($18,234,000) and long-term losses ($20,451,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net

38	Deutsche Fixed Income Opportunities Fund

realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to expired capital loss carryforwards, investments in futures contracts, certain securities sold at a loss and reclassification of distributions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(41,220,000)
Net unrealized appreciation (depreciation) on investments	$1,115,074

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $162,903,705. The net unrealized appreciation for all investments based on tax cost was $1,115,074. consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $3,069,018 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,953,944.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income*	$2,999,660	$8,078,049
Return of capital	$686,884	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification

Deutsche Fixed Income Opportunities Fund	39

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

40	Deutsche Fixed Income Opportunities Fund

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest swap contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $329,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2017, the Fund entered into credit default swap agreements to gain exposure to the

Deutsche Fixed Income Opportunities Fund	41

underlying issuer’s credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $5,290,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2017, the Fund entered into options on currency futures in order to enhance gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open option contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $172,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $146,000.

42	Deutsche Fixed Income Opportunities Fund

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $11,046,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,773,000 to $68,248,000.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at

Deutsche Fixed Income Opportunities Fund	43

the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,671,000 to $28,228,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $26,325,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$422,631	$422,631
Foreign Exchange Contracts (b)	103,122	—	103,122
	$103,122	$422,631	$525,753

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$(12,560)	$(12,560)
Foreign Exchange Contracts (d)	(967)	—	(967)
	$(967)	$(12,560)	$(13,527)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement

44	Deutsche Fixed Income Opportunities Fund

of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$—	$—	$—	$(420,885)	$(409,390)	$(830,275)
Credit Contracts (e)	—	—	—	(99,699)	—	(99,699)
Foreign Exchange Contracts (e) (f)	264,032	146,032	(1,933,160)	—	—	(1,523,096)
	$264,032	$146,032	$(1,933,160)	$(520,584)	$(409,390)	$(2,453,070)

Each	of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from futures, swap contracts, written options, and forward foreign currency contracts

(f)	Net realized gain (loss) from investments (includes purchased options)

Change in Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$—	$—	$—	$1,071,831	$897,616	$1,969,447
Credit Contracts (g)	—	—	—	170,465	—	170,465
Foreign Exchange Contracts (g) (h)	28,984	(21,016)	464,411	—	—	472,379
	$28,984	$(21,016)	$464,411	$1,242,296	$897,616	$2,612,291

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts, futures, written options and forward foreign currency contracts

(h)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

As of October 31, 2017, the Fund has transactions subject to enforceable master netting agreements, which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A

Deutsche Fixed Income Opportunities Fund	45

reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Agricole	$7,639	$—	$—	$7,639
HSBC Holdings PLC	16,537	—	—	16,537
State Street Bank & Trust Co.	78,946	(967)	—	77,979
	$103,122	$(967)	$—	$102,155
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank & Trust Co.	$967	$(967)	$—	$—

C. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $165,292,511 and $209,243,618, respectively. Purchases and sales of U.S. Treasury securities aggregated $22,826,048 and $31,760,830, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

46	Deutsche Fixed Income Opportunities Fund

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.

For the period from November 1, 2016 through September 30, 2017 (through January 31, 2017 for Class R6 shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.78%
Institutional Class	.78%

Effective February 1, 2017 through January 31, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class R6 Shares to 0.74%.

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.00%
Class C	1.75%
Class S	.75%
Institutional Class	.75%

Deutsche Fixed Income Opportunities Fund	47

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$3,121
Class C	2,827
Class R6	15
Class S	35,867
$41,830

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $181,518, of which $13,399 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$6,880	$2,400
Class C	1,958	704
Class R6	22	7
Class S	4,625	1,660
Institutional Class	1,118	418
	$14,603	$5,189

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$193,324	$13,982

48	Deutsche Fixed Income Opportunities Fund

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$160,849	$35,168	.25%
Class C	64,202	14,752	.25%
	$225,051	$49,920

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017 aggregated $286.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for the Class C shares aggregated $624. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $23,337, of which $10,141 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net

Deutsche Fixed Income Opportunities Fund	49

asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $5,759.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Fund Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	725,024	$6,214,261	1,784,271		$14,975,963
Class B	—	—	18	*	242	*
Class C	68,146	585,094	337,979		2,835,145
Class S	1,868,690	16,032,035	1,706,492		14,338,404
Institutional Class	634,886	5,453,196	908,849		7,681,928
		$28,284,586			$39,831,682

50	Deutsche Fixed Income Opportunities Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	139,221	$1,194,266	362,331	$3,043,527
Class B	—	—	237 *	2,001 *
Class C	33,609	288,597	79,436	667,007
Class R6	27	235	33	279
Class S	134,688	1,157,413	269,889	2,268,113
Institutional Class	72,399	621,723	153,551	1,290,942
		$3,262,234		$7,271,869

Shares redeemed
Class A	(4,582,390)	$(39,216,619)	(11,173,833)	$(93,733,219)
Class B	—	—	(30,129)*	(253,467)*
Class C	(1,273,072)	(10,903,893)	(2,515,339)	(21,071,760)
Class S	(3,036,133)	(26,075,907)	(13,732,243)	(115,450,540)
Institutional Class	(2,160,387)	(18,587,134)	(3,736,457)	(31,350,875)
		$(94,783,553)		$(261,859,861)

Net Increase (decrease)
Class A	(3,718,145)	$(31,808,092)	(9,027,231)	$(75,713,729)
Class B	—	—	(29,874)*	(251,224)*
Class C	(1,171,317)	(10,030,202)	(2,097,924)	(17,569,608)
Class R6	27	235	33	279
Class S	(1,032,755)	(8,886,459)	(11,755,862)	(98,844,023)
Institutional Class	(1,453,102)	(12,512,215)	(2,674,057)	(22,378,005)
		$(63,236,733)		$(214,756,310)

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

Deutsche Fixed Income Opportunities Fund	51

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of the Deutsche Fixed Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Fixed Income Opportunities Fund as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, agent banks, transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 21, 2017

52	Deutsche Fixed Income Opportunities Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R6 and Class S limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it

Deutsche Fixed Income Opportunities Fund	53

was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,016.90	$1,012.90	$1,019.00	$1,017.90	$1,018.00
Expenses Paid per $1,000*	$5.08	$8.88	$3.77	$3.92	$3.76

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,020.16	$1,016.38	$1,021.48	$1,021.32	$1,021.48
Expenses Paid per $1,000*	$5.09	$8.89	$3.77	$3.92	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Fixed Income Opportunities Fund	1.00%	1.75%	0.74%	0.77%	0.74%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

54	Deutsche Fixed Income Opportunities Fund

Tax Information	(Unaudited)

For federal Income tax purposes, the Fund designates $533,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 7.45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Fixed Income Opportunities Fund	55

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Fixed Income Opportunities Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”) an affiliate of DIMA in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

56	Deutsche Fixed Income Opportunities Fund

The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

Deutsche Fixed Income Opportunities Fund	57

noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted that, effective August 1, 2016, the Fund’s investment process, strategy, name, and certain members of the portfolio management team were changed and that further changes to the portfolio management team were made on August 1, 2017. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees

58	Deutsche Fixed Income Opportunities Fund

charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA

Deutsche Fixed Income Opportunities Fund	59

for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

60	Deutsche Fixed Income Opportunities Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

Deutsche Fixed Income Opportunities Fund	61

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

62	Deutsche Fixed Income Opportunities Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche Fixed Income Opportunities Fund	63

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

64	Deutsche Fixed Income Opportunities Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

Deutsche Fixed Income Opportunities Fund	65

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

66	Deutsche Fixed Income Opportunities Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUCX	SDUSX	MGSFX
CUSIP Number	25155T 833	25155T 858	25155T 866	25155T 874
Fund Number	434	734	2334	557

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SDURX
CUSIP Number	25155T 411
Fund Number	1618

Deutsche Fixed Income Opportunities Fund	67

DFIOF-2

(R-024974-7 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Fixed Income opportunitIES Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$84,760	$3,000	$0	$0
2016	$87,546	$0	$0	$0

“Audit- Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Fixed Income Opportunities Fund, a series of Deutsche Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017